                                                                    Exhibit 10.4

                             EMPLOYMENT AGREEMENT
                             --------------------

     This EMPLOYMENT AGREEMENT (this "Agreement"), effective as of the date of last execution below (the "Effective Date"), by and between CellStar (Asia) Corporation Limited (the "Employer"), CellStar Corporation, a Delaware corporation and parent company of Employer ("Parent"), and Hong An-Hsien (the "Employee").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, Employer desires to obtain the benefit of the services of Employee as an employee of Employer for the period of time provided in this Agreement; and

     WHEREAS, Employee desires to render services for Employer on the terms and conditions hereinafter provided; and

     WHEREAS, Employer desires that Employee be able to participate in Parent's stock option and incentive compensation plans; and

     WHEREAS, the Compensation Committee of the Board of Directors of Parent deems it advisable and in the best interests of Parent and Employer to enter into this Employment Agreement with Employee;

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

                                   ARTICLE I

                                  EMPLOYMENT

     1.1  Employment.  Effective on the Effective Date the Employer shall employ
          ----------
the Employee and the Employee shall accept employment by the Employer for the period and upon the terms and conditions contained in this Agreement.

     1.2  Term.  The term of this Agreement shall commence on the Effective Date
          ----
and shall end on the five year anniversary of the Effective Date (the "Original Term"), unless earlier terminated as provided herein (the period from the Effective Date to the five year anniversary of the Effective Date, or to the date of such earlier termination, as applicable, is hereinafter referred to as the "Term").

     1.3  Position and Duties.
          -------------------

          (a) Position.  During the Term, the Employee shall serve as Chairman
              --------
     of Employer, with authority, duties and responsibilities consistent with such position, and shall perform such other services for Employer, Parent and their affiliated entities consistent with such position as may be reasonably assigned to him from time to time by senior management and/or the boards of directors of Employer and/or Parent. During the Term, Employee shall, if so elected or appointed, also accept election or appointment, and serve, as an officer and/or director of Employer or any of its affiliated entities and perform the duties appropriate thereto, without additional compensation other than as set forth herein. Employee's actions hereunder shall at all times be subject to the direction of the senior management and the boards of directors of Employer and Parent.

          (b) Commitment.  During the Term, the Employee shall devote
              ----------
     substantially all of his time, energy, skill and best efforts to the performance of his duties hereunder in a manner that will faithfully and diligently further the business and interests of Employer, Parent and their affiliated entities. Subject to the foregoing, the Employee may serve in any capacity with any civic, educational or charitable organization; provided that such activities and services do not interfere or conflict with the performance of his duties hereunder. Employee shall comply with reasonable policies, standards and regulations established from time to time by senior management and/or the boards of directors of Employer and Parent.

     1.4  Compensation.
          ------------

          (a) Base Salary.  Subject to Section 1.4(c) below, beginning on the
              -----------
     Effective Date, Employer shall pay the Employee as compensation an aggregate salary ("Base Salary") of U.S. $800,000 per year during the Term, or such greater amount as shall be approved in accordance with the policies of Employer and/or Parent, as applicable. The Base Salary for each year shall be paid by Employer in accordance with the regular payroll practices of Employer.

          (b) Annual Incentive Payment.  Each year during the Term, the Employee
              ------------------------
     shall be eligible to participate in an annual incentive plan approved by the Compensation Committee of Parent's Board of Directors. Subject to any required approvals of the Compensation Committee of the Board of Directors of Parent and subject to achievement of specified goals (the "Goals"), for the fiscal year ending in November 1998, Employee will be eligible to earn an annual incentive payment at the 50% target level (i.e., 50% of his base salary earned during such fiscal year), which incentive payment may be less than such target level or up to two times such target level. Subject to any required approvals of the Compensation Committee of the Board of Directors of Parent, the Goals will be based 25% on Parent's earnings per share and 75% on achievement of budgeted net income for CellStar (Asia) Corporation Limited.

          (c) Withholding.  With respect to any compensation received by
              -----------
     Employee with respect to Employee's services for Employer or any of its affiliates, Employer will deduct such withholding and other payroll taxes as are required to be withheld by Employer under applicable law.

          (d) Stock Options.  Parent will recommend to the Compensation
              -------------
     Committee of the Board of Directors of Parent that Employee be granted a stock option (the "Option") entitling him to purchase 100,000 shares of Parent's common stock (i) at the reported market closing sales price thereof on the date of grant and (ii) at an exercise rate of 100% of the shares covered thereby on the first anniversary of the date of grant.

          (e) Life Insurance.  During the Term and subject to Employee's
              --------------
     qualification under normal life insurance underwriting standards as of the date hereof and at any policy renewal date, the Employer shall provide, at Employer's expense, a term life insurance policy on the life of Employee in a face amount equal to $4,000,000 for the benefit of such beneficiary or beneficiaries as may be designated from time to time by Employee.

          (f) Disability Insurance.  During the Term and subject to Employee's
              --------------------
     qualification under normal disability insurance underwriting standards as of the date hereof and at any policy renewal date, Employer shall provide, at Employer's expense, a disability insurance policy that will pay Employee, pursuant to the terms of such policy, an annual disability benefit of $640,000 until the Employee reaches the age of 65.

          (g) Payment and Reimbursement of Expenses.  During the Term, Employer
              -------------------------------------
     shall pay or reimburse the Employee for all reasonable travel and other expenses incurred by the Employee in performing his obligations under this Agreement in accordance with the policies and procedures of Employer or Parent, provided that the Employee properly accounts therefor in accordance with the regular policies of Employer or Parent, as applicable.

          (h) Fringe Benefits and Perquisites.  During the Term, the Employee
              -------------------------------
     shall be entitled to participate in or receive benefits under any stock purchase, profit-sharing, pension, retirement, life, medical, dental, disability or other plan or arrangement made available by Employer or Parent to employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. In addition, Employee will have use of a company car, if any. Nothing paid to the Employee under any plan or arrangement made available to the Employee shall be deemed to be in lieu of compensation hereunder.

          (i) Vacations.  During the Term and in accordance with the regular
              ---------
     policies of Employer, the Employee shall be entitled to no less than 20 days of vacation in any calendar year (prorated in any calendar year in which Employee is employed hereunder for less than the entire year in accordance with the number of days in such calendar year during which the Employee is so employed).

          (j) Medical Expenses.  During the Term, Employer shall pay, or
              ----------------
     reimburse the Employee for, all reasonable medical and dental expenses incurred by the Employee or his spouse or Dependents (as defined in Section 152 of the Internal Revenue Code). The Employee acknowledges that Employer may enter into insurance agreements with respect to the payments and reimbursements described in this subsection. The Employee will use reasonable efforts to assist Employer in recovering payments and reimbursements from such insurers.

     1.5  Termination.
          -----------

          (a) Disability.  Employer may terminate this Agreement for Disability.
              ----------
     "Disability" shall exist if, because of ill health, physical or mental disability, or any other reason beyond his control, and notwithstanding reasonable accommodations made by Employer, the Employee shall have been unable, unwilling or shall have failed to perform his duties under this Agreement, as determined in good faith by Parent's Board of Directors or a committee thereof, for a period of 180 consecutive days, or if, in any 12-month period, the Employee shall have been unable or unwilling or shall have failed to perform his duties for a period of 270 or more business days, irrespective of whether or not such days are consecutive.

          (b) Cause.  Employer may terminate the Employee's employment for
              -----
     Cause. Termination for "Cause" shall mean termination because of the Employee's (i) gross incompetence, (ii) willful gross misconduct that causes or is likely to cause material economic harm to Employer, Parent or their affiliated entities or that brings or is likely to bring substantial discredit to the reputation of Employer, Parent or any of their affiliated entities, as determined by the Board of Directors of Parent in good faith,
     (iii) failure to follow directions of senior management or the boards of directors of Employer or Parent that are consistent with his duties under this Agreement, (iv) conviction of, or entry of a pleading of guilty or nolo contendre to, any crime involving moral turpitude or entry of an order duly issued by any federal or state regulatory agency having jurisdiction in the matter permanently prohibiting Employee from participating in the conduct of the affairs of Employer, Parent or their affiliated entities, or
     (v) material breach of any provision of this Agreement that is not remedied within 60 days after receipt of written notice from Employer or Parent specifying such breach.

          (c) Without Cause.  During the Term, Employer may terminate the
              -------------
     Employee's employment Without Cause, subject to the provisions of subsection 1.6(c) (Termination Without Cause or for Company Breach).
                        -----------------------------------------------
     Termination "Without Cause" shall mean termination of the Employee's employment by Employer other than termination for Cause or for Disability.

          (d) Company Breach.  The Employee may terminate his employment
              --------------
     hereunder for Company Breach. For purposes of this Agreement a "Company Breach" shall be deemed to occur in the event of a material breach of this Agreement by Employer or Parent, including without limitation any material reduction in the authority, duties and responsibilities that the Employee has on the Effective Date of this Agreement; provided, however, that the
                                                  --------  -------
     foregoing items shall not constitute Company Breach unless the Employee notifies Employer thereof in writing, specifying in reasonable detail the basis therefor and stating that it is grounds for Company Breach, and unless Employer fails to cure such Company Breach within 60 days after such notice is sent or given under this Agreement.

          (e) Change in Control.  The Employee may terminate his employment
              -----------------
     hereunder within 12 months of a Change in Control (defined below):

              (i) "Change in Control" shall mean any of the following:

                  (1) any consolidation or merger of Parent in which Parent is not the continuing or surviving corporation or pursuant to which shares of Parent's common stock would be converted into cash, securities or other property, other than a merger of Parent in which the holders of Parent common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                  (2) any sale, lease, exchange or other transfer (in one
              transaction or a series of related transactions) of all or substantially all of the assets of Parent;

                  (3) any approval by the stockholders of Parent of any plan or proposal for the liquidation or dissolution of Parent;

                  (4) the cessation of control (by virtue of their not
              constituting a majority of directors) of Parent's Board of Directors by the individuals (the "Continuing Directors") who (x) at the date of this Agreement were directors or (y) become directors after the date of this Agreement and whose election or nomination for election by Parent's stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Agreement or whose election or nomination for election was previously so approved); or

                  (5) (A) the acquisition of beneficial ownership ("Beneficial
              Ownership"), within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of an aggregate of 15% or more of the voting power of Parent's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who Beneficially Owned less than 10% of the voting power of Parent's outstanding voting securities on the Effective Date of this Agreement, (B) the acquisition of Beneficial Ownership of an additional 5% of the voting power of Parent's outstanding voting securities by any person or group who Beneficially Owned at least 10% of the voting power of Parent's outstanding voting securities on the Effective Date of this agreement, or (C) the execution by Parent and a stockholder of a contract that by its terms grants such stockholder (in its, hers or his capacity as a stockholder) or such stockholder's Affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933 (an "Affiliate")) including, without limitation, such stockholder's nominee to Parent's Board of Directors (in its, hers or his capacity as an Affiliate of such stockholder), the right to veto or block decisions or actions of Parent's Board of Directors; provided, however, that
                                           --------  -------
              notwithstanding the foregoing, the events described in items (A),
              (B) or (C) above shall not constitute a Change in Control hereunder if the acquiror is (aa) Alan H. Goldfield or his Affiliates, (bb) a trustee or other fiduciary holding securities under an employee benefit plan of Employer, Parent or one of their affiliated entities and acting in such capacity, (cc) a corporation owned, directly or indirectly, by the stockholders of Parent in substantially the same proportions as their ownership of voting securities of Parent or (dd) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) under the Exchange Act or (ee) in the case of an acquisition described in items (A) or (B) above (but not in the case of an acquisition described in item (C) above), any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; provided further, however
                                                    -------- -------  -------
              that none of the following shall constitute a Change in Control:
              (aa) the right of the holders of any voting securities of Parent to vote as a class on any matter or (bb) any vote required of disinterested or unaffiliated directors or stockholders including, without limitation, pursuant to Section 144 of the Delaware General Corporation Law or Rule 16b-3 promulgated pursuant to the Exchange Act.

                  (6) subject to applicable law, in a Chapter 11 bankruptcy
              proceeding, the appointment of a trustee or the conversion of a case involving Parent to a case under Chapter 7.

          (f) Without Good Reason.  During the Term, the Employee may terminate
              -------------------
     his employment Without Good Reason upon 30 days prior written notice to Employer of such termination, which notice may be waived by Employer in Employer's discretion. Termination "Without Good Reason" shall mean termination of the Employee's employment by the Employee other than termination for Company Breach.

          (g) Explanation of Termination of Employment.  Any party terminating
              ----------------------------------------
     this Agreement shall give prompt written notice ("Notice of Termination") to the other party hereto advising such other party of the termination of this Agreement stating in reasonable detail the basis for such termination. The Notice of Termination shall indicate whether termination is being made for Cause, Without Cause or for Disability (if Employer has terminated the Agreement) or for Company Breach, upon a Change in Control or Without Good Reason (if the Employee has terminated the Agreement).

          (h) Date of Termination.  "Date of Termination" shall mean the last
              -------------------
     day of Employee's employment, as determined in accordance with this Section 1.5.

     1.6  Compensation Upon Termination.
          -----------------------------

          (a) During Disability.  During any period that the Employee fails to
              -----------------
     perform his duties hereunder because of ill health, physical or mental disability, or any other reason beyond his control, he shall continue to receive his full salary and benefits pursuant to Section 1.4 (Compensation)
                                                                   ------------
     through the Date of Termination.

          (b) Termination for Cause or Without Good Reason.  If Employer shall
              --------------------------------------------
     terminate the Employee's employment for Cause or if the Employee shall terminate his employment Without Good Reason, then Employer's obligation to pay salary and benefits pursuant to Section 1.4 (Compensation) shall
                                                      ------------
     terminate, except that Employer shall pay the Employee his accrued but unpaid salary and benefits pursuant to Section 1.4 (Compensation) through
                                                         ------------
     the Date of Termination.

          (c) Termination Without Cause or for Company Breach.  If Employer
              -----------------------------------------------
     shall terminate the Employee's employment Without Cause or if the Employee shall terminate his employment for Company Breach, then Employer shall pay to the Employee, as severance pay in a lump sum on the 15th day following the Date of Termination, the following amounts:

              (i) his accrued but unpaid Base Salary through the Date of Termination at the rate in effect as of the Date of Termination; and

              (ii) in lieu of any further Base Salary and Annual Incentive Payments for periods subsequent to the Date of Termination, an amount equal to the product of (A) the sum of Employee's Base Salary at the rate in effect as of the Date of Termination plus the amount of the Annual Incentive Payment paid to the Employee for the preceding year (or such shorter period for which any Annual Incentive Payment has been paid) divided by 365 and (B) multiplied by the number of days from the Date of Termination to the last day of the Original Term.

          In addition, the Employee will be entitled to a prorated portion of any annual incentive payment earned for the fiscal year in which his employment is terminated, if earned in accordance with the terms of its grant.

          If the Employee terminates his employment for Company Breach based upon a material reduction by Employer of the Employee's Base Salary, then for purposes of this subsection 1.6(c) (Termination Without Cause or for
                                             --------------------------------
     Company Breach), the Employee's Base Salary as of the Date of Termination
     --------------
     shall be deemed to be the Employee's Base Salary immediately prior to the reduction that the Employee claims as grounds for Company Breach.

          (d) Termination Upon a Change in Control.  If the Employee terminates
              ------------------------------------
     his employment after a Change in Control pursuant to subsection 1.5(e) (Change in Control), then Employer shall pay to the Employee as severance
     ------------------
     pay and as liquidated damages (because actual damages are difficult to ascertain), in a lump sum, in cash, within 15 days after termination, an amount equal to $100 less than three times the Employee's "annualized includable compensation for the base period" (as defined in Section 280G of the Internal Revenue Code of 1986); provided, however, that if such lump
                                         --------  -------
     sum severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the Employee has the right to receive from Employer, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the Employee under any plan for the benefit of employees, would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986), then such lump sum severance payment or other benefit shall be reduced to the largest amount that will not result in receipt by the Employee of a parachute payment.
     The determination of the amount of the payment described in this subsection shall be made by Parent's independent auditors.

          (e) Termination for Disability.  If Employer shall terminate the
              --------------------------
     Employee's employment for Disability, Employer's obligation to pay salary and benefits pursuant to Section 1.4 (Compensation) shall terminate, except
                                           ------------
     that Employer shall pay the Employee

     (i) accrued but unpaid salary and benefits pursuant to Section 1.4 (Compensation) through the Date of Termination, and (ii) the benefits set
      ------------
     forth in Section 1.6(f) (Employee Benefits) through the Original
                              -----------------
     Term. The Employer also shall make any additional payments necessary to provide the disability benefits set forth in Section 1.4(f) (Disability
                                                                     ----------
     Insurance) above.
     ---------

          (f) Employee Benefits.  Employer shall maintain in full force and
              -----------------
     effect (to the extent consistent with past practice), for the continued benefit of Employee and, if applicable, his wife and children, the employee benefits set forth in subsections 1.4(e) (Life Insurance), 1.4(f)
                                               --------------
     (Disability Insurance), 1.4(h) (Fringe Benefits and Perquisites) and 1.4(j)
     ---------------------           -------------------------------
     (Medical Expenses) through the Date of Termination (subject to the
      ----------------
     provisions of Section 1.6(e)); provided that his continued participation or, if applicable, the participation of his wife and children, is possible under the general terms and conditions of such plans and programs.

          (g) No Mitigation.   The Employee shall not be required to mitigate
              -------------
     the amount of any payment provided for in this Section 1.6 (Compensation
                                                                 ------------
     Upon Termination) by seeking other employment or otherwise.
     ----------------

     1.7  Death of Employee.  If Employee dies prior to the expiration of this
          -----------------
Agreement, Employee's employment and other obligations under this Agreement shall automatically terminate and all compensation to which Employee is or would have been entitled hereunder (including without limitation under subsections 1.4(a) (Base Salary) and 1.4(b) (Annual Incentive Payment)) shall terminate as
        -----------              ------------------------
of the end of the month in which Employee's death occurs; provided, however,
                                                          --------  -------
that (i) Employer shall pay to Employee's estate, as soon as practicable, a prorated Annual Incentive Payment, if earned in accordance with Parent's annual incentive plan; (ii) for the balance of the month in which Employee's death occurs, Employee's wife and children shall be entitled to receive their benefits under Employer's group hospitalization, medical and dental plans (if any), to the extent permitted under the terms of such plans; (iii) Employee's estate or named beneficiary or beneficiaries, as appropriate, shall receive the benefits payable pursuant to subsection 1.4(e) (Life Insurance) and 1.4(h) (Fringe
                                       --------------              ------
Benefits and Perquisites) hereof and such reimbursement as may have been due to
-------------------------
the Employee pursuant to subsection 1.4(g) (Payment and Reimbursement of
                                            ----------------------------
Expenses) hereof.
--------

                                   ARTICLE 2

                      NON-COMPETITION AND CONFIDENTIALITY

     2.1  Non-Competition.
          ---------------

          (a) Description of Proscribed Actions.  During the Term and for a
              ---------------------------------
     period of 18 months thereafter, in consideration for the obligations of Employer and Parent hereunder, including without limitation their disclosure (pursuant to subsection 2.2(b) (Obligation of The Company) below) of Confidential Information, the
             -------------------------
     Employee shall not:

              (i) directly or indirectly, engage or invest in, own, manage, operate, control or participate in the ownership, management, operation or control of, be employed by, associated or in any manner connected with, or render services or advice to, any Competing Business (defined below); provided, however, that the Employee may
                                    --------  -------
          invest in the securities of any enterprise (but without otherwise participating in the activities of such enterprise) if (x) such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act and
          (y) the Employee does not beneficially own (as defined Rule 13d-3 promulgated under the Exchange Act) in excess of 5% of the outstanding capital stock of such enterprise;

              (ii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, divert or take away any suppliers, customers or clients of the Company or any of its Affiliates; or

              (iii) directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, either (i) hire, attempt to hire, contact or solicit with respect to hiring, any employee of Employer or Parent or any Affiliate thereof,
          (ii) induce or otherwise counsel, advise or encourage any employee of Employer, Parent or any Affiliate thereof to leave the employment of Employer, Parent or any Affiliate thereof, or (iii) induce any representative or agent of Employer, Parent or any Affiliate thereof to terminate or modify its relationship with Employer, Parent or such Affiliate.

          (b) Judicial Modification.  The Employee agrees that if a court of
              ---------------------
     competent jurisdiction determines that the length of time or any other restriction, or portion thereof, set forth in this Section 2.1 (Non-
                                                                     ---
     Competition) is overly restrictive and unenforceable, the court may reduce
     -----------
     or modify such restrictions to those which it deems reasonable and enforceable under the circumstances, and as so reduced or modified, the parties hereto agree that the restrictions of this Section 2.1 (Non-
                                                                     ---
     Competition) shall remain in full force and effect. The Employee further
     -----------
     agrees that if a court of competent jurisdiction determines that any provision of this Section 2.1 (Non-Competition) is invalid or against
                                    ---------------
     public policy, the remaining provisions of this Section 2.1 (Non-
                                                                  ---
     Competition) and the
     -----------
     remainder of this Agreement shall not be affected thereby, and shall remain in full force and effect.

          (c) Nature of Restrictions.  The Employee acknowledges that the
              ----------------------
     business of Employer and Parent and their Affiliates is international in scope and that the Restrictions imposed by this Agreement are legitimate, reasonable and necessary to protect Employer's, Parent's and their Affiliates' investment in their businesses and the goodwill thereof. The Employee acknowledges that the scope and duration of the restrictions contained herein are reasonable in light of the time that the Employee has been or will be engaged in the business of Employer, Parent and/or their Affiliates, and the Employee's relationship with the suppliers, customers and clients of Employer, Parent and their Affiliates. The Employee further acknowledges that the restrictions contained herein are not burdensome to the Employee in light of the consideration paid therefor and the other opportunities that remain open to the Employee. Moreover, the Employee acknowledges that he has other means available to him for the pursuit of his livelihood.

          (d) Competing Business.  "Competing Business" shall mean any
              ------------------
     individual, business, firm, company, partnership, joint venture, organization, or other entity engaged in the wholesale distribution or retail sales of wireless communication equipment in any domestic or international market area in which Employer, Parent or any of their Affiliates does business at any time during the Employee's employment with Employer or any of its Affiliates.

     2.2  Confidentiality.  For the purposes of this Section 2.2
          ---------------
(Confidentiality), the term "the Company" shall be construed also to include
----------------
Employer, Parent and any and all Affiliates of Employer and Parent.

          (a) Confidential Information.  "Confidential Information" shall mean
              ------------------------
     information that is used in the Company's business and

              (i)   is proprietary to, about or created by the Company;

              (ii) gives the Company some competitive advantage, the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Company;

              (iii) is not typically disclosed to non-employees by the Company, or otherwise is treated as confidential by the Company; or

              (iv) is designated as Confidential Information by the Company or from all the relevant circumstances should reasonably be assumed by the Employee to be confidential to the Company.

     Confidential Information shall not include information publicly known (other than as a result of a disclosure by the Employee ). The phrase "publicly known" shall mean readily accessible to the public in a written publication and shall not include information that is only available by a substantial searching of the published literature or information the substance of which must be pieced together from a number of different publications and sources, or by focused searches of literature guided by Confidential Information.

          (b) Obligation of The Company.  During the Term, the Company shall
              -------------------------
     provide access to, or furnish to, the Employee Confidential Information of the Company necessary to enable the Employee properly to perform his obligations under this Agreement.

          (c) Non-Disclosure.  The Employee acknowledges, understands and agrees
              --------------
     that all Confidential Information, whether developed by the Company or others or whether developed by the Employee while carrying out the terms and provisions of this Agreement (or previously while serving as an officer of the Company), shall be the exclusive and confidential property of the Company and (i) shall not be disclosed to any person other than employees of the Company and professionals engaged on behalf of the Company, and other than disclosure in the scope of the Company's business in accordance with the Company's policies for disclosing information, (ii) shall be safeguarded and kept from unintentional disclosure and (iii) shall not be used for the Employee's personal benefit. Subject to the terms of the preceding sentence, the Employee shall not use, copy or transfer Confidential Information other than as is necessary in carrying out his duties under this Agreement.

     2.3  Injunctive Relief.  Because of the Employee's experience and
          -----------------
reputation in the industries in which Employer, Parent and their Affiliates operate, and because of the unique nature of the Confidential Information, the Employee acknowledges, understands and agrees that Employer and Parent will suffer immediate and irreparable harm if the Employee fails to comply with any of his obligations under Article 2 (Non-Competition and Confidentiality) of this
                                    -----------------------------------
Agreement, and that monetary damages will be inadequate to compensate Employer and Parent for such breach. Accordingly, the Employee agrees that Employer and Parent shall, in addition to any other remedies available to them at law or in equity, be entitled to injunctive relief to enforce the terms of Article 2 (Non-
                                                                            ---
Competition and Confidentiality), without the necessity of proving inadequacy of
-------------------------------
legal remedies or irreparable harm.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES BY EMPLOYEE

     Employee hereby represents and warrants, the same being part of the essence of this Agreement, that, as of the Effective Date, he is not a party to any agreement, contract or understanding, and that no facts or circumstances exist, that would in any way restrict or prohibit him from undertaking or performing any of his obligations under this Agreement. The foregoing representation and warranty shall remain in effect throughout the Term.

                                   ARTICLE 4

                                INDEMNIFICATION

     4.1  Basic Indemnification Arrangement.
          ---------------------------------

          (a) Indemnity.  If the Employee was, is or becomes a party to or
              ---------
     witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (defined below) by reason of (or arising in part out of) an Indemnifiable Event (defined below), Parent shall indemnify the Employee to the fullest extent permitted by law, as soon as practicable but in any event no later than thirty days after written demand is presented to Parent, against any and all Expenses (defined below), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges actually incurred and paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim. If so requested by the Employee, Parent shall advance (within two business days of such request) any and all Expenses to the Employee (an "Expense Advance"); provided, however, that Parent may require the Employee first to
                --------  -------
     deliver to Parent an undertaking by or on behalf of the Employee to repay such Expense Advance if it shall ultimately be determined that he is not entitled to be indemnified by Parent.

          (b) Conditions.  Notwithstanding the foregoing, (i) the obligations of
              ----------
     Parent under subsection 4.1(a) (Indemnity) shall be subject to the
                                     ---------
     condition that the Reviewing Party (defined below) shall not have determined (in a written opinion, in any case in which the special, independent counsel referred to in subsection 4.1(c) (Independent Counsel)
                                                           -------------------
     hereof is involved) that the Employee would not be permitted to be indemnified under applicable law, and (ii) the obligation of Parent to make an Expense Advance pursuant to subsection 4.1(a) (Indemnity) shall be
                                                       ---------
     subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Employee would not be permitted to be so indemnified under applicable law, Parent shall be entitled to be reimbursed by the Employee (who hereby agrees to reimburse Parent) for all such amounts theretofore paid; provided, however, that if the Employee
                                    --------  -------
     commences legal proceedings in a court of competent jurisdiction to secure a determination that the Employee should be indemnified under applicable law, any determination made by the Reviewing Party that the Employee would not be permitted to be indemnified under applicable law shall not be binding and the Employee shall not be required to reimburse Parent for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that the Employee substantively would not be permitted to be indemnified in whole or in part under applicable law, the Employee shall have the right to commence litigation in any court in the State of Texas having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and Parent hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on Parent and the Employee.

          (c) Independent Counsel.  If the determination of entitlement to
              -------------------
     indemnification is to be made by Independent Counsel (defined below), the Independent Counsel shall be selected as provided in this subsection 4.1(c) (Independent Counsel). The Independent Counsel shall be selected by
      -------------------
     majority vote of a quorum of Disinterested Directors (defined below), and Parent shall give written notice to the Employee advising him of the identity of the Independent Counsel so selected. The Employee may, within seven days after receipt of the written notice, deliver to Parent a written objection to the selection. His objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel as defined in subsection 4.1(h) (Independent Counsel Definition) below, and the objection shall set forth
     -------------------------------
     with particularity the factual basis of the assertion. If written objection is made, the Independent Counsel so selected shall be disqualified. If, within 20 days after submission by the Employee of a demand for indemnification pursuant to subsection 4.1(a) (Indemnity) of
                                                               ---------
     this Agreement, no Independent Counsel shall have been selected, or if selected shall have been objected to, in accordance with this subsection 4.1(c) (Independent Counsel), either Parent or the Employee may petition a
             -------------------
     court of competent jurisdiction in the State of Texas for the appointment as Independent Counsel of a person selected by that court or by any other person that court shall designate, and the person so appointed shall act as Independent Counsel. Parent shall pay all reasonable fees and expenses incident to the procedures of this subsection 4.1(c) (Independent Counsel),
                                                           -------------------
     regardless of the manner in which the Independent Counsel was selected or appointed. Parent shall pay the reasonable fees and expenses of the Independent Counsel and shall indemnify fully the Independent Counsel against any and all expenses (including attorneys' fees) claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (d) Claim.  "Claim" shall mean any threatened, pending or completed
              -----
     action, suit or proceeding, any inquiry or investigation, or any appeal therefrom whether conducted by Parent or any other party, that the Employee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

          (e) Indemnifiable Event.  "Indemnifiable Event" shall mean any event
              -------------------
     or occurrence related to the fact that the Employee is or was serving Parent in some capacity, including without limitation, as a director, officer, employee, agent (including trustee) or fiduciary of Parent or of another corporation, partnership, joint venture, trust or other enterprise, or by reason of anything done or not done by the Employee in any such capacity.

          (f) Expenses.  "Expenses" shall include attorneys' fees and all other
              --------
     costs, expenses and obligations actually incurred and paid in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (g) Reviewing Party.  "Reviewing Party" shall mean a quorum of
              ---------------
     Parent's Board of Directors consisting of Disinterested Directors or, if such a quorum is not obtainable or if such a quorum so directs, Independent Counsel. Any decision by such a quorum must be by a majority vote of the quorum.

          (h) Independent Counsel Definition.  "Independent Counsel" shall mean
              ------------------------------
     a law firm, or a member of a law firm, that is experienced in matters of Delaware corporate law and neither is, nor in the past five years has been, retained to represent Parent or the Employee in any matter material to either such party or any other party to the Claim relating to an Indemnifiable Event. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either Parent or the Employee in an action to determine the Employee's rights under this Agreement.

          (i) Disinterested Director.  "Disinterested Director" shall mean a
              ----------------------
     director of Parent who is not and was not at any time a party to a Claim relating to an Indemnifiable Event.

     4.2  Notification and Defense of Claim.
          ---------------------------------

          (a) Notification.  Promptly after receipt by the Employee of notice of
              ------------
     the commencement of any Claim, the Employee will, if a claim for indemnification in respect thereof is to be made against Parent under this Agreement, notify Parent of the commencement thereof; but the omission to notify Parent will not relieve it from any liability which it may have to the Employee otherwise than under this Agreement.

          (b) Defense.  With respect to any Claim as to which the Employee
              -------
     notifies Parent of the commencement thereof, Parent will be entitled to participate therein at its own expense. Except as otherwise provided below, to the extent that it may wish, Parent jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Employee. After notice from Parent to the Employee of its election to assume the defense thereof, Parent will not be liable to the Employee under this Agreement for any legal or other expenses subsequently incurred by the Employee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Employee shall have the right to employ counsel in such Claim, but the fees and expenses of such counsel incurred after notice from Parent of its assumption of the defense thereof shall be at the expense of the Employee unless (i) the employment of counsel by the Employee has been authorized by Parent, (ii) the Employee shall have reasonably concluded that there may be a conflict of interest between Parent and the Employee in the conduct of the defense of such Claim or
     (iii) Parent shall not in fact have employed counsel to assume the defense of such Claim, in each of which cases the fees and expenses of counsel shall be borne by Parent. Parent shall not be entitled to assume the defense of any Claim brought by or on behalf of Parent or as to which the Employee shall have reasonably made the conclusion provided for in (ii) above.

          (c) Settlements.  Parent shall not be liable to indemnify the Employee
              -----------
     under this Agreement for any amounts paid in settlement of any Claim made without its written consent. Parent shall not settle any Claim in any manner that would impose any penalty or limitation on the Employee without the Employee's written consent. Neither Parent nor the Employee will unreasonably withhold their consent to any proposed settlement.

     4.3  Indemnification for Additional Expenses.  Parent shall indemnify the
          ---------------------------------------
Employee against any and all expenses (including attorneys' fees) and, if requested by the Employee, shall (within two business days of such request) advance such expenses to the Employee, which are incurred by the Employee in connection with any claim asserted against or action brought by the Employee for
(i) indemnification or advance payment of Expenses by Parent under this Agreement or any other agreement or Parent bylaw now or hereafter in effect relating to claims for Indemnifiable Events or (ii) recovery under any directors' and officers' liability insurance policies maintained by Parent, regardless of whether the Employee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

     4.4  Partial Indemnity, Etc.  If the Employee is entitled under any
          -----------------------
provision of this Agreement to indemnification by Parent for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, Parent shall nevertheless indemnify the Employee for the portion thereof to which the Employee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Employee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, the Employee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the

Reviewing Party or otherwise as to whether the Employee is entitled to be indemnified hereunder the burden of proof shall be on Parent to establish that the Employee is not so entitled.

     4.5  No Presumption.  For purposes of this Agreement, the termination of
          --------------
any Claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Employee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

     4.6  Non-exclusivity.  The rights of the Employee hereunder shall be in
          ---------------
addition to any other rights the Employee may have under Parent's bylaws, pursuant to resolutions or determinations of Parent's Board of Directors or stockholders, under the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under Parent's bylaws and this Agreement, it is the intent of the parties hereto that the Employee shall enjoy by this Agreement the greater benefits so afforded by such change.

     4.7  Liability Insurance.  To the extent Parent maintains an insurance
          -------------------
policy or policies providing directors' and officers' liability insurance, the Employee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Parent employee.

                                   ARTICLE 5

                                 MISCELLANEOUS

     5.1  Period of Limitations.  No legal action shall be brought and no cause
          ---------------------
of action shall be asserted by or on behalf of Employer or Parent or any of their Affiliates against the Employee, the Employee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of Employer or Parent or any Affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

     5.2  Counterparts.   This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     5.3  Indulgences, Etc.   Neither the failure nor any delay on the part of
          -----------------
either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     5.4  Employee's Sole Remedy.  The Employee's sole remedy shall be against
          ----------------------
Employer or Parent for any claim, liability or obligation of any nature whatsoever arising out of or relating to this Agreement or an alleged breach of this Agreement or for any other claim arising out of the Employee's employment by Employer, his service to Employer or its Affiliates or the termination of the Employee's employment hereunder (collectively, "Employee Claims"). The Employee shall have no claim or right of any nature whatsoever against any of Employer's or its Affiliates' directors, former directors, officers, former officers, employees, former employees, stockholders, former stockholders, agents, former agents or the independent counsel in their individual capacities arising out of or relating to any Employee Claim. The Employee hereby releases and covenants not to sue any person other than Employer or Parent over any Employee Claim.
The persons described in this Section 5.4 (other than Employer, Parent and the Employee) shall be third-party beneficiaries of this Agreement for purposes of enforcing the terms of this Section 5.4 (Employee's Sole Remedy) against the
                                        -----------------------
Employee.

     5.5  Notices.   All notices, requests, demands and other communications
          -------
required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received when sent by telecopy (with a copy sent by mail) or when personally delivered or one business day after it is sent by overnight service, addressed as set forth below:

          If to the Employee:

               Hong An-Hsien

               ------------------------

               ------------------------

               ------------------------

          If to Employer or Parent:

               CellStar Corporation
               1730 Briercroft Court
               Carrollton, Texas  75006
               Attn:  General Counsel

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subsection for the giving of notice, which shall be effective only upon receipt.

     5.6  Provisions Separable.  The provisions of this Agreement are
          --------------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     5.7  Entire Agreement.   This Agreement contains the entire understanding
          ----------------
between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained, which shall be deemed terminated effective immediately. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

     5.8  Headings; Index.   The headings of paragraphs herein are included
          ---------------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     5.9  Governing Law.   This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws.

     5.10  Dispute Resolution.  Subject to Employer's and Parent's right to seek
           ------------------
injunctive relief in court as provided in Section 2.3 (Injunctive Relief) of
                                                       -----------------
this Agreement, any dispute, controversy or claim arising out of or in relation to or connection to this Agreement, including without limitation any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any party may submit such dispute, controversy or claim, including a claim for indemnification under this Section 5.10 (Dispute Resolution), to arbitration.
                                         ------------------

          (a) Arbitrators.  The arbitration shall be heard and determined by one
              -----------
     arbitrator, who shall be impartial and who shall be selected by mutual agreement of the parties; provided, however, that if the dispute involves
                               --------  -------
     more than $2,000,000, then the arbitration shall be heard and determined by three (3) arbitrators. If three (3) arbitrators are necessary as provided above, then (i) each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration and (ii) the party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within thirty (30) days following the appointment of the last party-appointed arbitrator. If (x) the parties cannot agree on the sole arbitrator, (y) one party refuses to appoint its party-appointed arbitrator within said thirty (30) day period or (z) the party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal, then the appointing authority for the implementation of such procedure shall be the Senior United States District Judge for the Northern District of Texas, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. If the Senior United States District Judge for the Northern District of Texas refuses or fails to act as the appointing authority within ninety (90) days after being requested to do so, then the appointing authority shall be the Chief Executive Officer of the American Arbitration Association, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

          (b) Proceedings.  Unless otherwise expressly agreed in writing by the
              -----------
     parties to the arbitration proceedings:

              (i) The arbitration proceedings shall be held in Dallas, Texas, at a site chosen by mutual agreement of the parties, or if the parties cannot reach agreement on a location within thirty (30) days of the appointment of the last arbitrator, then at a site chosen by the arbitrators;

              (ii) The arbitrators shall be and remain at all times wholly independent and impartial;

              (iii) The arbitration proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time;

              (iv) Any procedural issues not determined under the arbitral rules selected pursuant to item (iii) above shall be determined by the law of the place of arbitration, other than those laws which would refer the matter to another jurisdiction;

              (v) The costs of the arbitration proceedings (including attorneys' fees and costs) shall be borne in the manner determined by the arbitrators;

              (vi) The decision of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accounting presented to the arbitrators; made and promptly paid in United States dollars free of any deduction or offset; and any costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement;

              (vii) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at 6% per annum; and

              (viii) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     5.11 Survival.  The covenants and agreements of the parties set forth in
          --------
Article 2 (Non-Competition and Confidentiality), and Article 5 (Miscellaneous)
           -----------------------------------                  -------------
are of a continuing nature and shall survive the expiration, termination or cancellation of this Agreement, regardless of the reason therefor.

     5.12 Subrogation.  In the event of payment under this Agreement, Employer
          -----------
and Parent shall be subrogated to the extent of such payment to all of the rights of recovery of the Employee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Employer or Parent effectively to bring suit to enforce such rights.

     5.13 No Duplication of Payments.  Employer and Parent shall not be liable
          --------------------------
under this Agreement to make any payment in connection with any claim made against the Employee to the extent the Employee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5.14 Binding Effect, Etc.  This Agreement shall be binding upon and inure
          --------------------
to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of Employer, Parent, spouses, heirs, and personal and legal representatives. Employer and Parent shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of their business or assets, by written agreement in form and substance satisfactory to the Employee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Employer or Parent would be required to perform if no such succession had taken place.

     5.15 Contribution.  If the indemnity contained in this Agreement is
          ------------
unavailable or insufficient to hold the Employee harmless in a Claim for an Indemnifiable Event, then separate from and in addition to the indemnity provided elsewhere herein, Parent shall contribute to Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the Employee in connection with such Claim in such proportion as appropriately reflects the relative benefits received by, and fault of, Parent on the one hand and the Employee on the other in the acts, transactions or matters to which the Claim relates and other equitable considerations.

     5.16 Parent Guaranty.  Parent guarantees the payment and performance of all
          ---------------
obligations of Employer under this Agreement and agrees it will pay or perform those obligations if for any reason Employer fails to do so. This guarantee is absolute, continuing, irrevocable and not conditional or contingent. Any notice given hereunder to either Employer or Parent will be deemed to be notice to Parent for purposes of this guaranty.

     5.17 Prior Employment Agreement.  This Agreement supersedes, for all
          --------------------------
purposes, that certain Employment Agreement, dated as of June 1, 1995, by and between Employer and Employee.

                                * * * * * * * *

                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, Employer and Parent have caused this Agreement to be executed by their officer/general partner thereunto duly authorized, and Employee has signed this Agreement, as of the date(s) indicated below.


                              CELLSTAR (ASIA) CORPORATION LIMITED

                              By:  /s/ ALAN H. GOLDFIELD
                                  ----------------------------------------------
                                  Name: Alan H. Goldfield
                                        ----------------------------------------
                                  Title: Director
                                         ---------------------------------------

                              Date:

                              CELLSTAR CORPORATION

                              By: /s/ ALAN H. GOLDFIELD
                                  ----------------------------------------------
                                  Name: Alan H. Goldfield
                                        ----------------------------------------
                                  Title: Chairman and CEO
                                         ---------------------------------------

                              Date:


                              /s/ HONG AN-HSIEN
                              --------------------------------------------------
                              Hong An-Hsien

                              Date: Jan. 22, 1998